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                 Filed pursuant to Rule 497(e) under the Securities Act of 1933
                Files Nos. 333-14725, 333-14729, 333-16615, 333-16611, 33-16617

                                 SUPPLEMENT TO
                                 PROSPECTUSES
                                March 27, 2006

Nuveen Municipal Trust                     Nuveen Multistate Trust III
Prospectus dated August 29, 2005           Prospectus dated September 28, 2005
Nuveen Multistate Trust I                  Nuveen Multistate Trust IV
Prospectuses dated September 28, 2005      Prospectus dated September 28, 2005,
Nuveen Multistate Trust II                 as supplemented February 16, 2006
Prospectuses dated June 28, 2005

The following disclosure replaces the subsection entitled Hedging and Other Defensive Investment Strategies contained in Section Two of the above prospectuses entitled, "How We Manage Your Money", under "How We Manage Risk".

Each fund may invest up to 100% in cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions, or to keep cash on hand fully invested. During these periods, the weighted average maturity of a fund's investment portfolio may fall below the defined range described under "Portfolio Maturity."

Each fund may also use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, swap contracts, options on financial futures, options on swap contracts or other derivative securities whose prices, in NAM's opinion, correlate with the prices of the funds' investments. We use these strategies to shorten or lengthen the effective duration, and therefore the interest rate risk, of a fund's portfolio, and to adjust other aspects of the portfolio's risk/return profile. The funds may use these strategies if the funds deem it more efficient from a transaction cost, total return or income standpoint than investing in cash securities.

                     PLEASE KEEP THIS WITH YOUR PROSPECTUS
                             FOR FUTURE REFERENCE

                                                                 MGN-MUNI-0306D